Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 11. Income Taxes
No provision for income taxes was recorded for the years ended December 31, 2021 and 2020. The Company has incurred net operating losses for all the periods presented. The Company accounts for income taxes in accordance with the asset and liability method, which requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is not likely to be realized and, accordingly, has provided a full valuation allowance.
Significant components of the Company’s net deferred tax assets consist of the following (in thousands):

	December 31,
	2021	2020
Deferred tax assets
Net operating loss carryforwards	$31,826	$22,585
Research and development credits	2,392	2,166
Lease liabilities	1,521	2,487
Accrual and reserves	590	457
Employee retention credits	284	—
Capitalized intangible costs	122	156
Stock-based compensation	129	2
Other	3	5

Gross deferred tax assets	36,867	27,858
Less valuation allowance	(35,665)	(25,941)

Deferred tax assets, net of valuation allowance	1,202	1,917
Deferred tax liabilities
Right-of-use assets	(962)	(1,555)
Fixed assets	(101)	(340)
Other	(139)	(22)

Gross deferred tax liabilities	(1,202)	(1,917)

Total net deferred tax assets	$—	$—

The net valuation allowance increased by $9.7 million and $9.6 million for the years ended December 31, 2021 and 2020, respectively.

As of December 31, 2021, the Company had net operating loss, or NOL, carryforwards of approximately $133.9 million and $53.0 million available to reduce future taxable income, if any, for federal and California state income tax purposes, respectively. NOL carryforwards generated after 2018 for federal tax reporting purposes of
 $
121.5
 million have an indefinite carryforward period. The remaining federal and state net operating loss carryforwards begin expiring in
2036
.
As of December 31, 2021, the Company had research and development credit carryforwards of approximately $1.0 million and $2.8 million available to reduce future taxable income, if any, for federal and California state income tax purposes, respectively. The federal credit carryforwards begin expiring in 2036 and the state credits carry forward indefinitely.
Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. As a result of such ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be limited and may expire unutilized. Such impairment of tax losses and tax credits would reduce the deferred tax asset and corresponding valuation allowance, as a result of the limitation. The Company completed an assessment of the available NOLs under Section 382 and determined that the Company underwent an ownership change in September 2020. As a result of the annual limitations caused by the ownership change, it was estimated the approximately
$1.3
million of federal tax credit and
$27.4
million of California NOL will expire unrealized for income tax purposes, and such amounts are excluded from the carryforward balances as of December 31, 2021.
The Company recognizes uncertain income tax positions at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The unrecognized tax benefits, if recognized, would not have an impact on the Company’s effective tax rate assuming the Company continues to maintain a full valuation allowance position. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.
A reconciliation of the Company’s unrecognized tax benefits is as follows (in thousands):

	December 31,
	2021	2020
Balance at beginning of the year	$921	$673
Additions based on tax positions related to current year	480	248
Reductions based on tax positions of prior year	(427)	—

Balance at end of the year	$974	$921

The Company files income tax returns in the U.S. federal and California tax jurisdictions. As of the date these financial statements were issued, the Company is not under examination by any income tax authority. The federal and state income tax returns from December 31, 2016 to December 31, 2020 remain subject to examination.

A reconciliation of the statutory U.S. federal tax rate to the Company’s effective tax rate is as follows:

	December 31,
	2021	2020
Statutory rate	21.00%	21.00%
State tax	(2.78)	7.96
Tax credits	1.70	0.84
Change in valuation allowance	(16.92)	(29.43)
NOL and tax credits limited under 382	(2.43)	—
Other	(0.57)	(0.37)

Total	0.00%	0.00%

On March 27, 2020, the Coronavirus Aid, Relief and Economic Securities Act, or CARES Act, was enacted and signed into law in response to the
COVID-19
pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. Other provisions include increased limits on the deduction of interest expense from 30% to 50% of adjusted taxable income for tax years beginning in 2019 and 2020, increased limits on 2020 charitable contribution deductions from 10% to 25% of taxable income and accelerated refunds of alternative minimum tax credits. The provisions of the CARES Act did not have a material impact for the year ended December 31, 2021.
On December 21, 2020, the Consolidated Appropriations Act, 2021, or the Appropriations Act, was signed into law which expanded and extended some of CARES Act provisions, including the expansion of the employee retention credits. The Company will claim employee retention credits of $1.0 million for the 2021 tax year. The Company will recognize the benefit of those credits as the refunds are received.